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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



                      Date of Report:  September 15, 1999



                           Alysis Technologies, Inc.
            (Exact name of registrant as specified in its charter)



   Delaware                                   00021539                             94-3161772
______________                       ________________________                ______________________

(State or other jurisdiction of      (Commission File Number)          (I.R.S. Employer Identification  No.)
 incorporation)
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                         1900 Powell Street, Suite 600
                         Emeryville, California 94608
                   (Address of principal executive offices)

                                (510) 450-7000
             (Registrant's telephone number, including area code)
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Item 2.  Acquisition or Disposition of Assets

     On September 15, 1999, Alysis Technologies, Inc., a Delaware corporation
     (the "Registrant"), acquired all of the shares of capital stock of At Work
     Corporation, a New York corporation ("At Work") pursuant to the Stock
     Purchase Agreement ("Agreement") dated September 15, 1999 by and among the
     Registrant and James Flynn and William D. Clarke, the owners of all of the issued and outstanding shares of At Work.

     At Work is a developer of WorkOut(TM), an advanced system for distributing computer-generated documents over the Internet and private Intranets. See attached press release filed herewith as Exhibit 99.1.

     The aggregate consideration paid for the shares of At Work (a) $1,445,000 in cash, (b) 480,031 shares of Common Stock of the Registrant, (c)
     $1,000,000 in cash, to be paid out as set forth in the employment agreements of James Flynn and William D. Clarke, and (d) $250,000 deposited in escrow. The $250,000 in escrow will be maintained for a period of six months to secure the payment by the Sellers of any amounts that become due under the indemnification provisions of the Agreement.

     This acquisition will be accounted for using the purchase method of accounting.

     The summary of the provisions of the Agreement set forth above is qualified in its entirety by reference to the Agreement and related employment agreements filed herewith as Exhibits 2.1, 2.2 and 2.3.

Item 7.  Financial Statements and Exhibits

     (a) Financial Statements of Business Acquired

     The Registrant will provide the financial statements required by paragraph
     (a) of Item 7 of Form 8-K promulgated by the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if any such information is required, within 60 days of the date that this initial report on Form 8-K must be filed with the Commission.

     (b) Pro Forma Financial Information

     The Registrant will provide the pro forma financial information required by paragraph (b) of Item 7 of Form 8-K promulgated by the Commission pursuant to the Exchange Act, if any such pro forma financial information is required, within 60 days of the date that this initial report on Form 8-K must be filed with the Commission.

     (c) Exhibits

         2.1   Stock Purchase Agreement dated September 15, 1999 between the
               Registrant and James Flynn and William D. Clarke.

         2.2   Employment Agreement dated September 15, 1999 between the
               Registrant and James Flynn.

         2.3   Employment Agreement dated September 15, 1999 between the
               Registrant and William D. Clarke.

         99.1  Press release dated September 16, 1999.
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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Name


Dated:  September 27, 1999        By: /s/  Leslie J. Alvarez
                                      ------------------------------------------
                                      Leslie J. Alvarez
                                      Vice President and Chief Financial Officer
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                               INDEX OF EXHIBITS


2.1 Stock Purchase Agreement dated September 15, 1999 between the Registrant and James Flynn and William D. Clarke.

2.2  Employment Agreement dated September 15, 1999 between the Registrant and
     James Flynn.

2.3  Employment Agreement dated September 15, 1999 between the Registrant and
     William D. Clarke.

99.1 Press release dated September 16, 1999.